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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 14, 2005

                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                      1-10702               34-1531521
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   (State or Other Jurisdiction          (Commission            (IRS Employer
         of Incorporation)              File Number)         Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut                06880
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          (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     Terex Corporation issued a press release on March 14, 2005, announcing that it will participate in the AEM/Morgan Stanley Investors Conference at CONEXPO-CON/AGG 2005 at the Las Vegas Convention Center in Las Vegas, Nevada on Thursday, March 17, 2005. A slide presentation from the conference will be available beginning on March 17, 2005 at the Terex website, www.terex.com, under the Investors section.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on March 14, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 14, 2005


                                       TEREX CORPORATION


                                       By:  /s/ Eric I Cohen
                                            Eric I Cohen
                                            Senior Vice President











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